EXHIBIT 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of December 2, 2025 (the “First Amendment Effective Date”), is among PEDEVCO CORP., a Texas corporation (the “Borrower”), CITIBANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), each Guarantor party hereto and each Lender party hereto.

RECITALS

A. The Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement dated as of October 31, 2025 (as the same has been or may be amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”).

B. The Borrower has requested, and the Administrative Agent and the Lenders have agreed, subject to the terms hereof, to certain amendments or modifications to the terms of the Credit Agreement, including the addition of New Lender, as more fully set forth herein.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

Section 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. In addition, for the purposes of this Amendment, each of the following terms shall have the following meanings:

“Existing Lenders” means, collectively, Citibank, N.A., Fifth Third Bank, National Association, Zions Bancorporation, N.A. dba Amegy Bank and MidFirst Bank.

“New Lender” means First International Bank & Trust.

Section 2. Amendments to Credit Agreement.

(a) The following definition is hereby added to Section 1.02 of the Credit Agreement, in proper alphabetical order, to read in its entirety as follows:

“First Amendment Effective Date” means December 2, 2025.

(b) Annex I of the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Annex I hereto.

Section 3. Effectiveness. Upon the satisfaction of the following conditions precedent, this Amendment shall become effective as of the First Amendment Effective Date:

(a) the Administrative Agent shall have received counterparts to this Amendment duly executed by a duly authorized officer of the Borrower, each Guarantor and each Lender (including New Lender);

(b) the Administrative Agent shall have received a duly executed Note in favor of New Lender;

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Page 1

(c) the Administrative Agent shall have received reimbursement for all of its costs and expenses incurred by it prior to or in connection with this Amendment and any other documents prepared in connection herewith, including, without limitation, the fees, charges and disbursements of counsel to the Administrative Agent; and

(d) Administrative Agent shall have received such other certificates, documents, or instruments as the Administrative Agent may reasonably require.

Section 4. Concerning the New Lender.

(a) The Administrative Agent, the Existing Lenders and the Borrower hereby consent to (i) New Lender’s acquisition of the Assigned Interest (hereinafter defined) and (ii) the reallocation set forth herein. The Administrative Agent, the Existing Lenders and the Borrower hereby waive (A) any requirement that an Assignment and Assumption or any other documentation be executed in connection with such reallocation, and (B) the payment of any processing and recordation fee to the Administrative Agent.

(b) In connection herewith, for an agreed consideration, each of the Existing Lenders whose Applicable Percentage immediately prior to the First Amendment Effective Date is greater than its Applicable Percentage after giving effect to this Amendment (collectively, the “Assigning Lenders”, and each, an “Assigning Lender”) irrevocably sells and assigns to New Lender, and New Lender hereby irrevocably purchases and assumes from such Assigning Lender, as of the First Amendment Effective Date, (i) so much of such Assigning Lender’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any letters of credit and guarantees) so that after giving effect to such assignment and assumption, the Maximum Credit Amount, Elected Commitment and Applicable Percentage of each Lender shall be as set forth on Annex I attached hereto and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of such Assigning Lender (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assigning Lender to New Lender pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”).

(c) Upon the First Amendment Effective Date, all Loans and participations in Letters of Credit of the Assigning Lenders outstanding immediately prior to the First Amendment Effective Date shall be, and hereby are, restructured, rearranged and continued as provided in this Amendment and shall continue as Loans and participations in Letters of Credit of each Existing Lender and New Lender under the Credit Agreement pursuant to this Amendment. Each Assigning Lender will pay to the Administrative Agent for the benefit of New Lender, its share of any upfront fees owed to New Lender, as determined by the Administrative Agent. From and after the First Amendment Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the relevant Assigning Lender for amounts that have accrued to but excluding the First Amendment Effective Date and to New Lender for amounts that have accrued from and after the First Amendment Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the First Amendment Effective Date to New Lender.

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(d) New Lender represents and warrants to the Administrative Agent, for the benefit of the Lenders, as follows:

(i) It has received a copy of the Credit Agreement, together with copies of the most recent financial statements of the Borrower delivered pursuant thereto;

(ii) It has, independently and without reliance upon any Lender or any related party of the Administrative Agent or any Lender (an “Agent-Related Person”) and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to purchase the Assigned Interest; and

(iii) It will, independently and without reliance upon any Lender or any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents, and from and after the First Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder.

(e) Each Assigning Lender represents and warrants to New Lender as follows: (i) it is the legal and beneficial owner of the Assigned Interest; (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim; (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby; and (iv) it is not a Defaulting Lender.

(f) On the First Amendment Effective Date, subject to the satisfaction or waiver of the conditions to effectiveness set forth in Section 3 of this Amendment, New Lender shall be deemed automatically to have become a party to the Credit Agreement and have all rights and obligations of a Lender under the Credit Agreement and the other Loan Documents, each as amended.

(g) On the First Amendment Effective Date, New Lender shall become a Lender and the Maximum Credit Amounts, Applicable Percentages and Elected Commitments of all Lenders shall be as set forth on Annex I attached hereto.

Section 5. Representations and Warranties. Before and after giving effect to this Amendment, the Borrower hereby confirms that (a) the representations and warranties of each Loan Party contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except to the extent such representations and warranties are qualified by materiality, in which case they shall be true and correct in all respects) as of such earlier date, and (b) no Default or Event of Default shall have occurred and be continuing. The execution, delivery, and performance by each Loan Party of this Amendment and compliance with the terms and provisions hereof have been duly authorized by all requisite action on the part of such Person and do not violate any contractual or other obligation by which such Person is bound.

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Section 6. Acknowledgment and Ratification. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, each Loan Party acknowledges and agrees that (a) the execution, delivery, and performance of this Amendment shall, except as expressly provided herein, in no way release, diminish, impair, reduce, or otherwise affect the obligations of such Person under the Loan Documents to which such Person is a party, (b) each Loan Document to which such Person is a party shall remain in full force and effect and shall each continue to be the legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, and (c) it has no claims or offsets against, or defenses or counterclaims to, any of the Loan Documents.

Section 7. Effect of Amendment. Without limiting the generality of the foregoing, the consent, waiver and modifications set forth herein shall be limited precisely as set forth above, and nothing in this Amendment shall be deemed (i) to constitute a waiver of compliance or consent to noncompliance by any of the Loan Parties to, or an amendment of, any other term, provision, condition or covenant of the Credit Agreement or other Loan Documents, other than as specifically set forth herein; or

(ii) to prejudice any right or remedy that the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected hereby. This Amendment shall constitute a Loan Document for all purposes.

Section 8. Confirmation of Security and Guaranty. Each Loan Party hereby confirms and agrees that all of the Security Instruments that presently secure the Secured Obligations shall continue to secure, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment. Each Loan Party further confirms and agrees that the Guaranty Agreement that presently guarantees the Secured Obligations shall continue to guarantee, in the same manner and to the same extent provided therein, the payment and performance of the Secured Obligations as described in the Credit Agreement as modified by this Amendment.

Section 9. Incorporation of Certain Provisions by Reference. The provisions of Section 12.09 of the Credit Agreement captioned “GOVERNING LAW; JURISDICTION; ETC.” and of Section 12.10 of the Credit Agreement captioned “Waiver of Jury Trial” are incorporated herein by reference, mutatis mutandis, for all purposes.

Section 10. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

Section 11. Entirety. This Amendment and all of the other Loan Documents embody the entire agreement between the parties. THIS AMENDMENT AND ALL OF THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

**BORROWER:**

**PEDEVCO CORP.**

By:____________________________
Name: J. Douglas Schick
Title: President and Chief Executive Officer

**GUARANTORS:**

**PACIFIC ENERGY DEVELOPMENT CORP.**
**PRH HOLDINGS LLC**
**RED HAWK PETROLEUM, LLC**
**RIDGEWAY ARIZONA OIL CORP.**
**SRPT ACQUISITION, LLC**
**CENTURY OIL AND GAS SUB-HOLDINGS, LLC**
**NAVIGATION POWDER RIVER, LLC**
**NPR INTERMEDIATE, LLC**
**NPR INVESTMENT HOLDINGS, LLC**
**PINE HAVEN RESOURCES, LLC**
**PHR INTERMEDIATE, LLC**
**PHR INVESTMENT HOLDINGS, LLC**
**CENTURY OIL AND GAS, LLC**
**CENTURY OIL AND GAS SOUTH, LLC**
**COG INTERMEDIATE, LLC**
**COG INVESTMENT HOLDINGS, LLC**
**NORTH PEAK OIL & GAS, LLC**
**NORTH SILO RESOURCES, LLC**
**LONGS PEAK RESOURCES, LLC**
**MOUNTAIN CRYPTO, LLC**
**LPR INTERMEDIATE, LLC**
**LPR INVESTMENT HOLDINGS, LLC**
**LPR INVESTMENTS NORTH, LLC**
**LPR INVESTMENTS SOUTH, LLC**

By:____________________________
Name: J. Douglas Schick
Title: President and Chief Executive Officer of each of the above-listed entities

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – **Signature Page**

ADMINISTRATIVE AGENT:

CITIBANK, N.A.,
as Administrative Agent

By: ______________________
Name: Thomas Skipper
Title: Director

LENDERS:

CITIBANK, N.A.,
as a Lender and Issuing Bank

By: ______________________
Name: Thomas Skipper
Title: Director

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

**LENDERS:**

**FIFTH THIRD BANK, NATIONAL ASSOCIATION,**
as a Lender

By: ______________________
Name: Thomas Kleiderer
Title: Managing Director

**FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT** – **Signature Page**

LENDERS:

ZIONS BANCORPORATION, N.A. DBA AMEGY BANK,
as a Lender

By:______________________________
Name: Cameron Burns
Title: Vice President

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

**LENDERS:**

**MIDFIRST BANK,**
as a Lender

By: Morgan Herz
Name: Morgan Herng
Title: SVP

**FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page**

LENDERS:

FIRST INTERNATIONAL BANK & TRUST,
as a New Lender

By: [signature]
Name: Drew Flaagan
Title: VP

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT – Signature Page

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS AND ELECTED COMMITMENTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment as of First Amendment Effective Date
Citibank, N.A.	29.166666667%	$72,916,666.67	$35,000,000.00
Fifth Third Bank, National Association	25.000000000%	$62,500,000.00	$30,000,000.00
Zions Bancorporation, N.A. dba Amegy Bank	20.833333333%	$52,083,333.33	$25,000,000.00
MidFirst Bank	16.666666667%	$41,666,666.67	$20,000,000.00
First International Bank & Trust	8.333333333%	$20,833,333.33	$10,000,000.00

TOTAL:	100.000000000%	$250,000,000.00	$120,000,000.00

Annex I – Page 1